UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 6, 2013

DexCom, Inc.
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-51222	33-0857544
(Commission File Number)	(IRS Employer Identification No.)

6340 Sequence Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)
(858) 200-0200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________________________________________________________

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On November 6, 2013, DexCom, Inc. (“DexCom”) issued a press release announcing its financial results for the quarter ended September 30, 2013 and certain other information. This press release has been furnished as Exhibit 99.01 to this report and is incorporated herein by this reference.
The information in this Item 2.02, including Exhibit 99.01 hereto, is furnished pursuant to Item 2.02 of Form 8-K, and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. The information contained herein and in the accompanying exhibit is not incorporated by reference in any filing of DexCom under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(d) Effective on November 4, 2013, the Board of Directors of DexCom increased the authorized number of directors to eight and elected Steve Altman to fill the vacancy as a Class II director.  Mr. Altman shall hold office for a term expiring at the 2016 Annual Meeting of DexCom’s stockholders, which is the next stockholder meeting at which Class II directors will be elected.  Mr. Altman is not a party to any transaction with DexCom required to be disclosed under Item 404(a) of Regulation S-K.  DexCom also anticipates that Mr. Altman will enter into DexCom’s standard form of indemnity agreement for its directors and executive officers. At the time of appointment, it was not determined whether Mr. Altman would sit on any committee of the DexCom Board of Directors.

Consistent with DexCom’s policy for incoming non-employee directors, Mr. Altman was issued a one-time grant of restricted stock units with a fair value of $300,000 at the date of grant, equal to 10,708 restricted stock units, which vest over a thirty-six month period in three equal annual installments.  In addition, DexCom’s non-employee directors receive an annual retainer with a fair value of $37,500, paid in the form of a restricted stock unit grant.  Accordingly, Mr. Altman also received a grant of  762 restricted stock units, which represents the prorated annual retainer amount beginning with the date of his appointment and for the period through May 31, 2014.  The 762 restricted stock units shall vest in full on May 31, 2014.  Both grants were issued under DexCom’s 2005 Equity Incentive Plan, and the value of the restricted stock units were based on the trailing 60-day average of the closing price of DexCom’s common stock from the date of grant.  All such restricted stock units will accelerate in full upon a change of control of DexCom.

ITEM 8.01.	OTHER EVENTS
DexCom announced the election of Mr. Altman to the DexCom Board of Directors in a press release furnished as Exhibit 99.02 to this report and is incorporated herein by this reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Number	Description

99.01	Press release dated November 6, 2013 announcing the financial results for the quarter ended September 30, 2013 and certain other information.

99.02	Press release dated November 6, 2013 announcing the appointment of Steve Altman to the DexCom Board.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEXCOM, INC.

By:	/s/ Steven R. Pacelli Steven R. Pacelli Executive Vice President, Strategy and Corporate Development
Date: November 6, 2013

Exhibit Index

Number	Description

99.01	Press release dated November 6, 2013 announcing the financial results for the quarter ended September 30, 2013 and certain other information.

99.02	Press release dated November 6, 2013 announcing the appointment of Steve Altman to the DexCom Board.